Exhibit 10.4

Execution Version

MEMBER SUPPORT AGREEMENT

This Member Support Agreement (this “Agreement”) is dated as of June 9, 2021, by and among Khosla Ventures Acquisition Co., a Delaware corporation (“Acquiror”), the Persons set forth on Schedule I hereto (each, a “Member” and, collectively, the “Members”), Valo Health, LLC, a Delaware limited liability company (“Company Holdco”) and Valo Health, Inc., a Delaware Corporation and direct wholly owned subsidiary of Company Holdco (the “Company”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, as of the date hereof, the Members are the holders of record and “beneficial owners” (within the meaning of Rule 13d-3 of the Exchange Act) of such number of Company Holdco Units as are indicated opposite each of their names on Schedule I attached hereto (all such Company Holdco Units, together with any Company Holdco Units and shares of Company Common Stock of which ownership of record or the power to vote (including, without limitation, by proxy or power of attorney) is hereafter acquired by any such Member during the period from the date hereof through the Expiration Time (including in connection with the Pre-Closing Restructuring) are referred to herein as the “Subject Securities”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Acquiror, Killington Merger Sub Inc., a Delaware corporation (“Merger Sub”), Company Holdco and the Company, have entered into an Agreement and Plan of Merger (as amended or modified from time to time, the “Merger Agreement”), dated as of the date hereof, pursuant to which, among other transactions, Merger Sub will be merged with and into the Company, with the Company continuing on as the surviving corporation and a wholly owned subsidiary of Acquiror, on the terms and conditions set forth therein (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, including the Pre-Closing Restructuring, the “Transactions”);

WHEREAS, no later than one (1) business day prior to the Closing Date and subject to the conditions of the Merger Agreement, Company Holdco and the Company shall consummate the Pre-Closing Restructuring, pursuant to which, among other things, Company Holdco will merge with and into the Company, with the Company being the surviving corporation and, after giving effect to such merger, the former holders of all of the outstanding Company Holdco Units will collectively own all of the outstanding shares of Company Common Stock;

WHEREAS, upon the Effective Time and following the Pre-Closing Restructuring, each share of Company Common Stock that is issued and outstanding as of immediately prior to the Effective Time will be cancelled and automatically converted into the right to receive a certain number of shares of Acquiror Class A Common Stock;

WHEREAS, upon consummation of the Merger, each of the agreements set forth on Schedule II attached hereto (collectively, the “Investment Agreements”) will automatically terminate without any further action on the part of the parties thereto pursuant to their respective terms; and

WHEREAS, as an inducement to Acquiror, Company Holdco and the Company to enter into the Merger Agreement and to consummate the transactions contemplated therein, the parties hereto desire to agree to certain matters as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

MEMBER SUPPORT AGREEMENT; COVENANTS

Section 1.1 Compliance with Merger Agreement. Each Member hereby acknowledges that it has read the Merger Agreement and this Agreement and has had the opportunity to consult with its tax and legal advisors. Each Member shall be bound by and comply with Sections 6.6 (Acquisition Proposals) and 11.12 (Publicity) of the Merger Agreement (and any relevant definitions contained in any such Sections) to the same extent as such provisions apply to the Company Parties as if such Member was an original signatory to the Merger Agreement with respect to such provisions.

Section 1.2 No Transfer. During the period commencing on the date hereof and ending on the earlier to occur of (a) the Effective Time, and (b) such date and time as the Merger Agreement shall be terminated in accordance with Section 10.1 thereof (the “Expiration Time”), except as expressly contemplated by the Merger Agreement or with the prior written consent of Acquiror, each Member shall not (i) sell, offer to sell, contract or agree to sell, transfer (including by operation of law), hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any Subject Securities or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Securities (clauses (i) and (ii) collectively, a “Transfer”) or (iii) take any action in furtherance of any of the matters described in the foregoing clauses (i) and (ii); provided, however, that the foregoing shall not apply to any Transfer to a Member’s Affiliates, provided that such transferee agrees in a written agreement to be bound by this Agreement prior to the occurrence of such Transfer.

Section 1.3 New Shares. In the event that, during the period commencing on the date hereof and ending at the Expiration Time, (a) any Subject Securities are issued to a Member after the date of this Agreement pursuant to any stock dividend, stock split, recapitalization, reclassification, combination or exchange of Subject Securities or otherwise (including in connection with the Pre-Closing Restructuring), (b) a Member purchases or otherwise acquires beneficial ownership of any Subject Securities or (c) a Member acquires the right to vote or share in the voting of any Subject Securities (collectively the “New Securities”), then such New Securities acquired or purchased by such Member shall be subject to the terms of this Agreement to the same extent as if they constituted the Subject Securities owned by such Member as of the date hereof.

Section 1.4 Member Agreements. Hereafter until the Expiration Time, each Member hereby unconditionally and irrevocably agrees that, at any meeting of the members of Company Holdco, or following the Pre-Closing Restructuring, stockholders of the Company (in each case, including any adjournment or postponement thereof), and in any action by written consent of the members of Company Holdco, or following the Pre-Closing Restructuring, stockholders of Company, requested by the Board of Directors of Company Holdco or the Company or otherwise undertaken as contemplated by the Transactions, including in the form attached as Exhibit A (which written consent shall be delivered as promptly as reasonably practicable, and in any event within three (3) Business Days, after the Registration Statement (as contemplated by the Merger Agreement) has been declared effective under the Securities Act and has been delivered or otherwise made available to the stockholders of Acquiror and the members of Company Holdco), such Member shall, if a meeting is held, appear at the meeting, in person or by proxy, or otherwise cause its Subject Securities to be counted as present thereat for purposes of establishing a quorum, and such Member shall vote or provide consent (or cause to be voted or consented), in person or by proxy, all of its Subject Securities:

(a) to approve and adopt the Merger Agreement and the Transactions (including the Pre-Closing Restructuring);

(b) to authorize and approve (i) the Merger as a SPAC Transaction (as defined in the Company Holdco Operating Agreement) and (ii) the Pre-Closing Restructuring as a Corporate Conversion (as defined in the Company Holdco Operating Agreement), in each case, pursuant to Section 10.11 of the Company Holdco Operating Agreement;

(c) in any other circumstances upon which a consent or other approval is required under the Company Holdco Operating Agreement, the Investment Agreements, or, following the Pre-Closing Restructuring, the certificate of incorporation of the Company, as amended from time to time or otherwise sought with respect to the Merger Agreement or the Transactions, to vote, consent or approve (or cause to be voted, consented or approved) all of such Member’s Subject Securities held at such time in favor thereof;

(d) against and withhold consent with respect to any Acquisition Proposal; and

(e) against any and all other proposals that could reasonably be expected to delay or impair the ability of the Company to consummate the Transactions.

Each Member hereby agrees that it shall not commit or agree to take any action inconsistent with the foregoing.

Section 1.5 Proxy

(a) Without limiting any other rights or remedies of the Company Parties, each Member hereby irrevocably appoints each of the Company Holdco and the Company or any individual designated by Company Holdco and the Company as the Member’s agent, attorney-in-fact and proxy (with full power of substitution and resubstituting), for and in the name, place and stead of the Member, to attend on behalf of the Member any meeting of the members of the Company Holdco with respect to the matters described in Section 1.4, to include the Subject Securities in any computation for purposes of establishing a quorum at any such meeting of the members of the Company Holdco, to vote (or cause to be voted) the Subject Securities or consent (or withhold consent) with respect to any of the matters described in Section 1.4 in connection with any meeting of the members of the Company Holdco or any action by written consent by the members of the Company Holdco (including the Member Written Consent), in each case, in the event that the Member fails to perform or otherwise comply with the covenants, agreements or obligations set forth in Section 1.4.

(b) The proxy granted by the Member pursuant to Section 1.5(a) is coupled with an interest sufficient in law to support an irrevocable proxy and is granted in consideration for the Company Parties entering into the Merger Agreement and agreeing to consummate the transactions contemplated thereby. The proxy granted by the Member pursuant to Section 1.5(a) is also a durable proxy and shall survive the bankruptcy, dissolution, death, incapacity or other inability to act by the Member and shall revoke any and all prior proxies granted by the Member with respect to the Subject Securities. The vote or consent of the proxyholder in accordance with Section 1.5(a) and with respect to the matters in Section 1.4 shall control in the event of any conflict between such vote or consent by the proxyholder of the Subject Securities and a vote or consent by the Member of the Subject Securities (or any other Person with the power to vote the Subject Securities) with respect to the matters in Section 1.4. The proxyholder may not exercise the proxy granted pursuant to Section 1.5(a) on any matter except those provided in Section 1.4. For the avoidance of doubt, the Member may vote the Subject Securities on all other matters, subject to, for the avoidance of doubt, the other applicable covenants, agreements and obligations set forth in this Agreement.

Section 1.6 No Challenges. Each Member agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Acquiror, Merger Sub, Company Holdco, the Company or any of their respective successors or directors (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (b) alleging a breach of any fiduciary duty of any person in connection with the evaluation, negotiation or entry into this Agreement, the Merger Agreement or the Transactions (including the Pre-Closing Restructuring).

Section 1.7 Appraisal Rights. Each Member hereby waives and agrees not to exercise any rights of appraisal or rights to dissent from the transactions contemplated by the Merger Agreement that he, she or it may have with respect to the Subject Securities under applicable Law.

Section 1.8 Affiliate Agreements. Each Member hereby agrees and consents to the termination of all Affiliate Agreements set forth on Schedule II attached hereto to which such Member is party, effective as of the Effective Time without any further liability or obligation to Company Holdco, the Company, the Company’s Subsidiaries or Acquiror.

Section 1.9 Registration Rights Agreement. Each of the Members that is a Major Company Stockholder will deliver, substantially simultaneously with the Effective Time, a duly executed copy of the Amended and Restated Registration Rights Agreement, by and among Acquiror, the Target Holders (as defined therein) and the KVAC Holders (as defined therein), in substantially in the form attached as Exhibit C to the Merger Agreement.

Section 1.10 Further Assurances. Each Member shall execute and deliver, or cause to be delivered, such additional documents, and take, or cause to be taken, all such further actions and do, or cause to be done, all things reasonably necessary (including under applicable Laws), in each case as reasonably mutually requested by Acquiror and the Company, to effect the transactions contemplated by this Agreement on the terms and subject to the conditions set forth herein.

Section 1.11 No Inconsistent Agreement. Each Member hereby represents and covenants that such Member has not entered into, and shall not enter into, any agreement that would in any material respect restrict, limit or interfere with the performance of such Member’s obligations hereunder.

Section 1.12 Lock-Up Agreement. Each of the Members will deliver to Acquiror, substantially simultaneously with the Effective Time, a duly executed copy of the Lock-Up Agreement, in the form attached as Exhibit B.

Section 1.13 Consent to Disclosure. Each Member hereby consents to the publication and disclosure in the Proxy Statement/Registration Statement (and, as and to the extent otherwise required by applicable securities Laws or the SEC or any other securities authorities, any other documents or communications provided by Acquiror, Company Holdco or the Company to any Governmental Authority or to securityholders of Acquiror) of such Member’s identity and beneficial ownership of Subject Securities and the nature of such Member’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by Acquiror, Company Holdco or the Company, a copy of this Agreement. Each Member will promptly provide any information reasonably requested by Acquiror, Company Holdco or the Company that is necessary for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the SEC).

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1 Representations and Warranties of the Members. Each Member represents and warrants as of the date hereof to Acquiror, Company Holdco and the Company (solely with respect to itself, himself or herself and not with respect to any other Member) as follows:

(a) Organization; Due Authorization. If such Member is not an individual, it is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within such Member’s corporate, limited liability company or organizational powers and have been duly authorized by all necessary corporate, limited liability company or organizational actions on the part of such Member. If such Member is an individual, such Member has full legal capacity, right and authority to execute and deliver this Agreement and to perform his or her obligations hereunder. This Agreement has been duly executed and delivered by such Member and, assuming due authorization, execution and delivery by the other parties to this Agreement, this Agreement constitutes a legally valid and binding obligation of such Member, enforceable against such Member in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies). If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into this Agreement on behalf of the applicable Member.

(b) Ownership. Such Member is the record and beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of, and has good title to, all of such Member’s Subject Securities, and there exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Subject Securities (other than transfer restrictions under the Securities Act)) affecting any such Subject Securities, other than Liens pursuant to (i) this Agreement, (ii) the Company Holdco Operating Agreement, (iii) the Merger Agreement, or (iv) any applicable securities Laws. Such Member’s Subject Securities are the only equity securities in Company Holdco and the Company owned of record or beneficially by such Member on the date of this Agreement, and none of such Member’s Subject Securities are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Securities, except as provided hereunder and under the Company Holdco Operating Agreement. Such Member does not hold or own any rights to acquire (directly or indirectly) any equity securities of Company Holdco or the Company or any equity securities convertible into, or which can be exchanged for, equity securities of Company Holdco or the Company.

(c) No Conflicts. The execution and delivery of this Agreement by such Member does not, and the performance by such Member of his, her or its obligations hereunder will not, (i) if such Member is not an individual, conflict with or result in a violation of the organizational documents of such Member or (ii) require any consent or approval that has not been given or other action that has not been taken by any Person (including under any Contract binding upon such Member or such Member’s Subject Securities) to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by such Member of its, his or her obligations under this Agreement.

(d) Litigation. There are no Actions pending against such Member, or to the knowledge of such Member threatened against such Member, before (or, in the case of threatened Actions, that would be before) any arbitrator or any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by such Member of its, his or her obligations under this Agreement.

(e) Adequate Information. Such Member has been furnished or given access to adequate information concerning the business and financial condition of Acquiror, Company Holdco and the Company to make an informed decision regarding this Agreement and the Transactions and has independently and without reliance upon Acquiror, Company Holdco or the Company and based on such information as such Member has deemed appropriate, made its own analysis and decision to enter into this Agreement. Such Member acknowledges that Acquiror, Company Holdco and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Such Member acknowledges that the agreements contained herein with respect to the Subject Securities held by such Member are irrevocable and result in the waiver of any right of the undersigned to demand appraisal in connection with the Merger under Section 262 of the General Corporation Law of the State of Delaware or any other Law.

(f) Brokerage Fees. No broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by the Merger Agreement based upon arrangements made by such Member, for which Company Holdco, the Company or any of its Affiliates may become liable.

(g) Acknowledgment. Such Member understands and acknowledges that each of Acquiror, Company Holdco and the Company is entering into the Merger Agreement in reliance upon such Member’s execution and delivery of this Agreement.

ARTICLE III

MISCELLANEOUS

Section 3.1 Termination. This Agreement and all of its provisions shall terminate and be of no further force or effect upon the earlier of (a) the Expiration Time and (b) as to each Member, the written agreement of Acquiror, Company Holdco, the Company and such Member. Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party hereto shall have any claim against another (and no person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Agreement shall not relieve any party hereto from liability arising in respect of any willful breach of this Agreement prior to such termination. This ARTICLE III shall survive the termination of this Agreement.

Section 3.2 Miscellaneous. Sections 11.7 (Governing Law), 11.13 (Severability) 11.14 (Jurisdiction; Waiver of Jury Trial), and 11.15 (Enforcement) of the Merger Agreement are incorporated herein by reference and shall apply to this Agreement, mutatis mutandis.

Section 3.3 Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of the parties hereto.

Section 3.4 Amendment; Waiver. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Acquiror, the Members and either Company Holdco or the Company.

Section 3.5 Notices. All notices and other communications among the parties hereto shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other nationally recognized overnight delivery service or (d) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day), addressed as follows:

If to Acquiror:

Khosla Ventures Acquisition Co.

2128 Sand Hill Rd.

Menlo Park, CA 94025

Attention:         Samir Kaul

                          Peter Buckland

Email:              sk@khoslaventures.com

pb@khoslaventures.com

with a copy to (which will not constitute notice):

Latham & Watkins LLP

505 Montgomery Street

Suite 2000

San Francisco, California 94111

Attention:         Jim Morrone

                          Luke J. Bergstrom

                          Lauren Lefcoe

Email:               jim.morrone@lw.com

                          luke.bergstrom@lw.com

                          lauren.lefcoe@lw.com

If to Company Holdco or the Company:

Valo Health, Inc.

399 Boylston Street

Boston, MA 02116

Attention:         David A. Berry, MD, Ph.D.;

                          Jeffrey Prowda

                          Email: dberry@valohealth.com

                          jprowda@valohealth.com

with a copy to (which shall not constitute notice):

Goodwin Procter LLP

100 Northern Avenue

Boston, MA 02210

Attention:         Stuart M. Cable

                          Joseph C. Theis

Email:              scable@goodwinlaw.com

                          jtheis@goodwinlaw.com

If to a Member:

To such Member’s address set forth in Schedule I

with a copy to (which will not constitute notice):

Goodwin Procter LLP

100 Northern Avenue

Boston, MA 02210

Attention:         Stuart M. Cable

                          Joseph C. Theis

Email:              scable@goodwinlaw.com

                          jtheis@goodwinlaw.com

Notwithstanding the foregoing, in the event notice is delivered pursuant to this Section 3.5 by a means other than email, such party shall email such notice within one (1) Business Day of delivery of such notice by such other means.

Section 3.6 Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

Section 3.7 Entire Agreement. This Agreement and the agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto to the extent they relate in any way to the subject matter hereof.

Section 3.8 Interpretation. The parties hereto each hereby agree that covenant, agreement, promise, representation and/or warranty contained in this Agreement shall be made on a several, and not joint, basis by each party hereto.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Members, Acquiror, Company Holdco and the Company have each caused this Member Support Agreement to be duly executed as of the date first written above.

MEMBERS:

KDT VH INVESTMENTS, LLC

By:
Name:
Title:

[Signature Page to Member Support Agreement]

IN WITNESS WHEREOF, the Members, Acquiror, Company Holdco and the Company have each caused this Member Support Agreement to be duly executed as of the date first written above.

MEMBERS:

PORT-AUX-CHOIX PRIVATE INVESTMENTS INC.

By:
Name:
Title:

[Signature Page to Member Support Agreement]

IN WITNESS WHEREOF, the Members, Acquiror, Company Holdco and the Company have each caused this Member Support Agreement to be duly executed as of the date first written above.

MEMBERS:

FLAGSHIP VENTURESLABS VI, LLC

By:
Name:
Title:

FLAGSHIP PIONEERING FUND VI, L.P.

By:
Name:
Title:

NUTRITIONAL HEALTH FUND LTP, L.P.

By:
Name:
Title:

FLAGSHIP PIONEERING SPECIAL OPPORTUNITIES FUND II, L.P.

By:
Name:
Title:

[Signature Page to Member Support Agreement]

IN WITNESS WHEREOF, the Members, Acquiror, Company Holdco and the Company have each caused this Member Support Agreement to be duly executed as of the date first written above.

MEMBERS:

Name: David Berry

DAVID BERRY 2012 REVOCABLE TRUST

By:
Name:
Title:

THE BERRY FAMILY IRREVOCABLE TRUST OF 2019

By:
Name:
Title:

[Signature Page to Member Support Agreement]

IN WITNESS WHEREOF, the Members, Acquiror, Company Holdco and the Company have each caused this Member Support Agreement to be duly executed as of the date first written above.

MEMBERS:

Name: David Epstein

[Signature Page to Member Support Agreement]

IN WITNESS WHEREOF, the Members, Acquiror, Company Holdco and the Company have each caused this Member Support Agreement to be duly executed as of the date first written above.

MEMBERS:

Name: Ronald Hovsepian

MEGAN S HOVSEPIAN 221 IRREVOCABLE TRUST

By:
Name:
Title:

[Signature Page to Member Support Agreement]

IN WITNESS WHEREOF, the Members, Acquiror, Company Holdco and the Company have each caused this Member Support Agreement to be duly executed as of the date first written above.

MEMBERS:

Name: Paul Biondi

[Signature Page to Member Support Agreement]

IN WITNESS WHEREOF, the Members, Acquiror, Company Holdco and the Company have each caused this Member Support Agreement to be duly executed as of the date first written above.

MEMBERS:

Name: Shreeram Aradhye

[Signature Page to Member Support Agreement]

IN WITNESS WHEREOF, the Members, Acquiror, Company Holdco and the Company have each caused this Member Support Agreement to be duly executed as of the date first written above.

MEMBERS:

Name: Harsha Ramalingam

[Signature Page to Member Support Agreement]

IN WITNESS WHEREOF, the Members, Acquiror, Company Holdco and the Company have each caused this Member Support Agreement to be duly executed as of the date first written above.

MEMBERS:

Name: Graeme Bell

[Signature Page to Member Support Agreement]

IN WITNESS WHEREOF, the Members, Acquiror, Company Holdco and the Company have each caused this Member Support Agreement to be duly executed as of the date first written above.

MEMBERS:

Name: Daniel Troy

[Signature Page to Member Support Agreement]

IN WITNESS WHEREOF, the Members, Acquiror, Company Holdco and the Company have each caused this Member Support Agreement to be duly executed as of the date first written above.

MEMBERS:

Name: Nish Lathia

[Signature Page to Member Support Agreement]

IN WITNESS WHEREOF, the Members, Acquiror, Company Holdco and the Company have each caused this Member Support Agreement to be duly executed as of the date first written above.

MEMBERS:

Name: Hilary Malone

[Signature Page to Member Support Agreement]

IN WITNESS WHEREOF, the Members, Acquiror, Company Holdco and the Company have each caused this Member Support Agreement to be duly executed as of the date first written above.

MEMBERS:

Name: Adam Smalley

[Signature Page to Member Support Agreement]

IN WITNESS WHEREOF, the Members, Acquiror, Company Holdco and the Company have each caused this Member Support Agreement to be duly executed as of the date first written above.

MEMBERS:

Name: Brett Chug

[Signature Page to Member Support Agreement]

IN WITNESS WHEREOF, the Members, Acquiror, Company Holdco and the Company have each caused this Member Support Agreement to be duly executed as of the date first written above.

MEMBERS:

Name: Judy Lewent

[Signature Page to Member Support Agreement]

ACQUIROR:

KHOSLA VENTURES ACQUISITION CO.

By:
Name:
Title:

[Signature Page to Member Support Agreement]

COMPANY HOLDCO:

VALO HEALTH, LLC

By:
Name:
Title:

COMPANY:

VALO HEALTH, INC.

By:
Name:
Title:

[Signature Page to Member Support Agreement]

Schedule I

Company Member Subject Securities

Holder	Common Units	Series A Preferred Units	Series B Preferred Units	Incentive Units	Notice Information
KDT VH Investments, LLC	0	0	18,753,503	0	c/o Valo Health, Inc. 399 Boylston Street Boston, MA 02116 With a copy to: c/o Koch Disruptive Technologies, LLC 4111 East 37th Street North Wichita, Kansas 67220

Port-aux-Choix Private Investments Inc.	0	12,500,000	8,505,137	0

c/o Valo Health, Inc.

399 Boylston Street

Boston, MA 02116

With a copy to:

1250 René-Lévesque Boulevard West, Suite 1400

Montréal, Québec

Canada H3B 5E9

With a copy to:

Charlotte E. Muellers at CEMuellers@investpsp.com

Adam Smalley at ASmalley@investpsp.com

Brian Myers at BMyers@investpsp.com

[Schedule I to Member Support Agreement]

Holder	Common Units	Series A Preferred Units	Series B Preferred Units	Incentive Units	Notice Information

Flagship VentureLabs VI, LLC	74,710,000	0	0	0	c/o Valo Health, Inc. 399 Boylston Street Boston, MA 02116 With a copy to: 55 Cambridge Parkway, Suite 800E Cambridge, MA 02142

Flagship Pioneering Fund VI, L.P.	0	6,199,821	1,701,027	0	c/o Valo Health, Inc. 399 Boylston Street Boston, MA 02116 With a copy to: 55 Cambridge Parkway, Suite 800E Cambridge, MA 02142

Nutritional Health Fund LTP, L.P.	0	750,000	0	0	c/o Valo Health, Inc. 399 Boylston Street Boston, MA 02116 With a copy to: 55 Cambridge Parkway, Suite 800E Cambridge, MA 02142

Flagship Pioneering Special Opportunities Fund II, L.P.	0	0	2,551,541	0	c/o Valo Health, Inc. 399 Boylston Street Boston, MA 02116 With a copy to: 55 Cambridge Parkway, Suite 800E Cambridge, MA 02142

[Schedule I to Member Support Agreement]

Holder	Common Units	Series A Preferred Units	Series B Preferred Units	Incentive Units	Notice Information
David Berry 2012 Revocable Trust	0	0	0	6,000,000	c/o Valo Health, Inc. 399 Boylston Street Boston, MA 02116

David Berry 2012 Revocable Trust	0	0	0	600,000	c/o Valo Health, Inc. 399 Boylston Street Boston, MA 02116

The Berry Family Irrevocable Trust of 2019	0	0	0	600,000	c/o Valo Health, Inc. 399 Boylston Street Boston, MA 02116

David Berry	0	0	0	0	c/o Valo Health, Inc. 399 Boylston Street Boston, MA 02116

David Epstein	0	0	0	1,200,000	c/o Valo Health, Inc. 399 Boylston Street Boston, MA 02116

Ronald Hovsepian	0	0	0	900,000	c/o Valo Health, Inc. 399 Boylston Street Boston, MA 02116

Megan S Hovsepian 2021 Irrevocable Trust	0	0	0	900,000	c/o Valo Health, Inc. 399 Boylston Street Boston, MA 02116

[Schedule I to Member Support Agreement]

Holder	Common Units	Series A Preferred Units	Series B Preferred Units	Incentive Units	Notice Information
Paul Biondi	0	0	0	255,713	c/o Valo Health, Inc. 399 Boylston Street Boston, MA 02116 With a copy to: c/o Flagship Pioneering 55 Cambridge Parkway, Cambridge MA 02142

Shreeram Aradhye	0	0	0	255,713	c/o Valo Health, Inc. 399 Boylston Street Boston, MA 02116

Harsha Ramalingam	0	0	0	383,569	c/o Valo Health, Inc. 399 Boylston Street Boston, MA 02116

Graeme Bell	0	0	21,400	542,336	c/o Valo Health, Inc. 399 Boylston Street Boston, MA 02116

Daniel Troy	0	0	0	602,596	c/o Valo Health, Inc. 399 Boylston Street Boston, MA 02116

Nish Lathia	0	0	0	248,000	c/o Valo Health, Inc. 399 Boylston Street Boston, MA 02116

Hilary Malone	0	0	0	542,336	c/o Valo Health, Inc. 399 Boylston Street Boston, MA 02116

[Schedule I to Member Support Agreement]

Holder	Common Units	Series A Preferred Units	Series B Preferred Units	Incentive Units	Notice Information
Adam Smalley	0	0	0	0	c/o Valo Health, Inc. 399 Boylston Street Boston, MA 02116 With a copy to: c/o PSP Investments 1250 Rene-Levesque Blvd, Suite 1400, Montreal, QC H3B 5E9 Canada
Brett Chugg	0	0	0	0	c/o Valo Health, Inc. 399 Boylston Street Boston, MA 02116 With a copy to: c/o Koch Disruptive Technologies, LLC 4111 East 37th Street North Wichita, Kansas 67220

Judy Lewent	0	0	0	0	c/o Valo Health, Inc. 399 Boylston Street Boston, MA 02116
Total:	74,710,000	19,449,821	31,532,608	13,030,263

[Schedule I to Member Support Agreement]

Schedule II

Investment Agreements

1.	Series A Milestone Closing Side Letter, dated as of July 5, 2019, by and between Company Holdco and Port-aux-Choix Private Investments Inc.

2.	Side Letter, dated as of December 11, 2020, by and between Company Holdco and Port-aux-Choix Private Investments Inc.

3.	Series A Management Rights Letter dated as of July 5, 2019, by and between Flagship Pioneering Fund VI, L.P., Flagship VentureLabs VI, LLC, Nutritional Health LTP Fund, L.P. and Company Holdco.

4.	Series B Preferred Unit Investment Management Rights Letter dated as of February 26, 2021 by and between Company Holdco and KDT VH Investments, LLC.

[Schedule II to Member Support Agreement]

Exhibit A

Member Written Consent

Exhibit B

Lock-Up Agreement